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Schroder U.S. Diversified Growth Fund
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Two Portland Square, Portland, Maine 04101

General Information    (207) 822-6500
Account Information    (800) 344-8332
Fund Literature        (800) 290-9826
Fax                    (207) 879-6050

INVESTMENT OBJECTIVE

The Fund's (formerly Schroder U.S. Equity Fund) investment objective is growth of capital.

INVESTMENT ADVISER

Schroder Capital Management International Inc. is a wholly owned indirect subsidiary of Schroders plc, the London Stock Exchange listed holding company parent of an investment banking and investment management group of companies (the "Schroder Group") that dates its origins to 1804. The investment management operations of the Schroder Group are located in 20 countries worldwide. As of June 30, 1998, the Schroder Group had over $195 billion in assets under management. As of September 30, 1998, the Investment Adviser, together with its U.K. affiliate, Schroder Capital Management International Ltd., had approximately $24 billion under management.

                                                               December 22, 1998

Dear Shareholder:

     We are pleased to present the annual report for the Schroder U.S. Diversified Growth Fund for the fiscal year ended October 31, 1998. For most of the fiscal year, U.S. financial markets proved quite resilient to economic shocks elsewhere in the world, and, towards the end of this period, to weaker corporate profits at home. While the U.S. markets were not immune to these problems, especially in October, their immediate impact was short-lived. The concerns have, at times, seemed numerous, ranging from political uncertainties to hedge fund and banking sector difficulties, but both Treasury and stock markets ended the fiscal year showing positive returns. Within these more volatile markets, however, quality and liquidity were increasingly prized; lower-rated credits and corporate bond spreads widened significantly over Treasuries, while large cap stocks outperformed smaller ones for most of the period.

     The U.S. economy delivered another solid performance in 1998, with real gross domestic product (GDP) growing by an estimated 3.7%, after a 3.9% gain in 1997. This year's outcome was particularly impressive given that the U.S. trade deficit increased dramatically following the collapse of many emerging market economies. Domestic demand grew at almost a 5% pace over the year, driven by consumer spending and a significant gain in capital spending, led by the high-tech industry. Inflation continued to fall, as the lagged effects of the dollar's appreciation -- together with global overcapacity in many industries -- outweighed the impact of a tight domestic labor market. The Federal Reserve responded to global financial turmoil, and to early indications of weakening U.S. growth, by reducing interest rates twice prior to the end of the fiscal year.

     Looking ahead, we anticipate that U.S. economic growth will slow in the coming year. Corporate profits are being squeezed and corporations are beginning to reduce costs aggressively. We believe that consumer and capital spending, which have been the two main engines of U.S. growth in 1998, will expand far more slowly in 1999. At the present time, we are anticipating a slowdown in real GDP growth in 1999. We expect inflation rates to remain

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--------------------------------------------------------------------------------

broadly unchanged from those of 1998 and corporate profits to decline during 1999. In addition, we believe that interest rates are likely to continue to fall.

     On a brighter note, markets have been encouraged lately by moves by the Federal Reserve and its global counterparts to offset pressures by lowering interest rates and issuing public statements that acknowledge the need to address international pressure points before they become major problems. Although there are clearly problems ahead, lower interest rates in the U.S. should help soften the impact of weaker earnings in the domestic equity markets, while the absence of inflationary pressures and some unusually cheap valuations in parts of the market present some interesting opportunities for bond investors.

     Thank you for your interest in the Schroder U.S. Diversified Growth Fund.

                                         Sincerely,


                                         /s/ M. J. SMITH
                                         -----------------
                                         Mark J. Smith
                                         Chairman

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MANAGEMENT DISCUSSION AND ANALYSIS (As of October 31, 1998)

PERFORMANCE

     For the fiscal year ending October 31, 1998, the Schroder U.S. Diversified Growth Fund (formerly, Schroder U.S. Equity Fund) rose 8.87% while its benchmark, the S&P 500 Index, rose 21.99%.

     The Fund's emphasis during the fiscal year on medium capitalization stocks--between $3 billion and $10 billion--detracted from performance, as the markets favored larger, more expensive stocks during the period. However, an emphasis on companies with solid, long-term growth rates contributed to the Fund's gains.

     In terms of stock selection, our financial services holdings had a positive contribution on returns. Consumer cyclicals and energy stocks--particularly oil service companies--performed worst, as fuel prices and commodities were badly hit by the economic crisis in Asia. Among our top-performing stocks were Walmart, General Electric, Cisco Systems, Dell Computer, Colgate Palmolive, Gap Stores and Bankamerica.

MARKET BACKGROUND

     Compared to recent years, global markets have been extremely volatile over the last fiscal year. In the U.S., larger stocks significantly outperformed all other segments of the stock market. The large cap benchmark, the S&P 500 Index, gained 21.99%, while the S&P Midcap 400 Index rose only 6.71% and the small cap index, the Russell 2000 Index, fell 11.84%. This disparity in performance was primarily due to the lack of liquidity in all capital markets caused by the various international financial crises throughout the period. In an effort to shield the U.S. economy from this turmoil, between the end of September and October 31, the Federal Reserve reduced short term interest rates twice, from 5.5% to 5.0%.

INVESTMENT POLICY

     The Fund remains diversified across most industry sectors. However, we have varied sector weightings more than usual, in an effort to minimize the Fund's risk exposure during these more volatile periods. We have added to our financial services and consumer holdings, as these have strong earnings potential. We are also adding selectively to our position in technology, specifically semiconductor and computer-related stocks. The basic materials, utilities, and transport sectors have less certain growth prospects and their presence in the S&P 500 is comparatively small. As of October 31, 1998, the Fund held almost 60 stocks in total, as this portfolio diversification should moderate the Fund's overall risk exposure during more volatile periods.

OUTLOOK

     The recent market rally has left the equity market overbought and, we believe, susceptible to a short-term correction. However, against a backdrop of falling interest rates and low inflation, we believe that any correction will be modest. Going forward, corporate profitability is crucial, as this will provide a solid base for the stock market in the year ahead.

     We will continue to focus on high quality, growth stocks. In particular, we look for visible earnings growth, skilled management teams and attractively priced securities relative to peer group or the overall market. These criteria are crucial to our stock selection process.

     The views expressed in this report were those of the Fund's portfolio manager as of October 31, 1998, and may not reflect the views of the portfolio manager on the date this report is first published or any time thereafter. These views are intended to assist shareholders of the Fund in understanding their investment in the Fund and do not constitute investment advice; investors should consult their own investment professionals as to their individual investment programs.

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            INVESTMENT ADVISER'S REPORT - COMPARISON OF CHANGE IN
                         VALUE OF $10,000 INVESTMENT

The following information compares a change in value of a $10,000 investment in the Fund with the performance of the Standard & Poor's 500 Index (the "S&P 500") over 10 years beginning October 31, 1988. The S&P 500 is a market value weighted composite index of 500 large capitalization U.S. companies and reflects the reinvestment of dividends. The Fund's return reflects deduction of applicable fees and expenses; the Index return does not reflect deduction of any fees and expenses. Total return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return for the Fund assumes reinvestment of dividends and distributions. Past performance cannot predict or guarantee future results.

            SCHRODER U.S. DIVERSIFIED GROWTH FUND VS S&P 500 INDEX

Investment Value on 10/31/98
----------------------------
Schroder U.S. Diversified Growth Fund     $40,752
S&P 500 Index                             $51,723

Average Annual Total Return on 10/31/98
---------------------------------------
                                            1 Year    5 Years    10 Years
                                            ------    -------    --------
Schroder U.S. Diversified Growth Fund       8.87%     13.66%      15.08%


                                Schroder U.S.          S&P
                                Diversified            500
                  Date          Growth Fund           Index
                  ----          -----------           -----

                 10/31/88           10,000             10,000
                  4/30/89           11,196             11,295
                 10/31/89           12,084             12,634
                  4/30/90           12,012             12,485
                 10/31/90           11,051             11,690
                  4/30/91           13,847             14,680
                 10/31/91           15,268             15,597
                  4/30/92           16,538             16,735
                 10/31/92           17,976             17,148
                  4/30/93           19,347             18,279
                 10/31/93           21,478             19,701
                  4/30/94           20,945             19,246
                 10/31/94           21,044             20,462
                  4/30/95           22,326             22,602
                 10/31/95           24,774             25,866
                  4/30/96           28,015             29,424
                 10/31/96           29,592             32,095
                  4/30/97           33,004             36,816
                 10/31/97           37,431             42,398
                  4/30/98           44,257             51,926
                 10/31/98           40,752             51,723


     The Schroder U.S. Diversified Growth Fund's average annual total return for the 1, 5, and 10 year periods ended September 30, 1998, was -1.19%, 12.66%, and 14.36%, respectively.

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          PORTFOLIO CHARACTERISTICS AS OF OCTOBER 31, 1998 (UNAUDITED)

                  INVESTMENT BY INDUSTRY
INDUSTRY                                   % OF NET ASSETS
----------------------------------------------------------
Technology                                       23.2%
Financial                                        20.2%
Consumer Cyclicals                               19.5%
Healthcare                                       13.7%
Consumer Staples                                 10.0%
Capital Goods/Construction                        4.9%
Telecommunications                                3.4%
Utilities                                         3.3%
Transportation                                    1.7%
Cash and Other Assets                             0.1%
                                               -------
Total                                           100.0%
                                               -------
                                               -------
                     TOP TEN HOLDINGS
SECURITY                                   % OF NET ASSETS
----------------------------------------------------------
Guidant Corp.                                    1.9%
Century Telephone Enterprises, Inc.              1.9%
PacifiCare Health Systems, Inc., Cl B            1.8%
Capital One Financial Corp.                      1.8%
MBNA Corp.                                       1.8%
HBO & Co.                                        1.8%
Watson Pharmaceuticals, Inc.                     1.8%
Kroger Co.                                       1.8%
Progressive Corp.                                1.8%
Allegiance Corp.                                 1.7%
                                                -----
Total                                           18.1%
                                                -----
                                                -----

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SCHEDULE OF INVESTMENTS
AS OF OCTOBER 31, 1998


         COMMON STOCK - 99.9%
SHARES                                       VALUE US$
------                                      -----------
         CAPITAL GOODS/
           CONSTRUCTION - 4.9%
 9,100   Allied Waste Industries, Inc.(a)   $   196,788
 4,800   American Power Conversion(a)           203,700
 3,400   Tyco International Ltd.                210,588
                                            -----------
                                                611,076
                                            -----------
         CONSUMER CYCLICALS - 19.5%
 4,700   Dayton Hudson Co.                      199,163
 3,600   Gap, Inc.                              216,450
 5,500   Harley-Davidson, Inc.                  213,125
14,200   KMart Corp.(a)                         200,575
 6,200   Lowe's Cos., Inc.                      208,863
 4,200   Maytag Corp.                           207,638
 4,300   Quintiles International(a)             194,575
 4,900   Robert Half International, Inc.(a)     196,613
 6,500   Staples, Inc.(a)                       212,063
 4,200   Tandy Corp.                            208,163
 9,500   TJX Cos., Inc.                         179,905
 1,800   Vulcan Materials Co.                   213,525
                                            -----------
                                              2,450,658
                                            -----------
         CONSUMER STAPLES - 10.0%
 2,300   Cardinal Health, Inc.                  217,494
 7,900   General Instrument Corp.(a)            202,931
 4,000   Kroger Co.(a)                          222,000
 3,300   Quaker Oats Co.                        194,906
 5,200   Rite Aid Corp.                         206,376
 4,500   Safeway, Inc.(a)                       215,156
                                            -----------
                                              1,258,863
                                            -----------
         FINANCIAL - 20.2%
 8,400   Alliance Capital Management L.P.       208,425
 2,200   Capital One Financial Corp.            223,850
 3,100   Fifth Third Bancorp                    205,375
 3,500   First Union Corp.                      203,000
   400   M & T Bank Corp.                       199,400
 9,800   MBNA Corp.                             223,562
 5,200   Old Kent Financial Corp.               218,725
 1,500   Progressive Corp.                      220,875
 2,700   Providian Financial Corp.              214,313
 2,800   Star Banc Corp.                        211,750
 3,000   SunAmerica, Inc.                       211,500
   500   Wells Fargo & Co.                      185,000
                                            -----------
                                              2,525,775
                                            -----------
         HEALTHCARE - 13.7%
 5,900   Allegiance Corp.                       219,406
 2,600   Amgen, Inc.(a)                         204,263


SHARES                                       VALUE US$
------                                      -----------
         HEALTHCARE (CONCLUDED)
 3,100   Guidant Corp.                      $   237,150
 5,900   Mylan Laboratories, Inc.               203,181
 5,900   Omnicare, Inc.                         203,918
 4,100   Omnicom Group, Inc.                    202,694
 2,900   PacifiCare Health Systems,
           Inc.,Cl B(a)                         228,375
 4,000   Watson Pharmaceuticals, Inc.(a)        222,500
                                            -----------
                                              1,721,487
                                            -----------
         TECHNOLOGY - 23.2%
 4,500   Ascend Communications, Inc.(a)         217,125
 3,500   Computer Sciences Corp.(a)             184,625
 3,200   EMC Corp.(a)                           206,000
 2,700   Eastman Kodak Co.                      209,250
 5,400   Fort James Corp.                       217,688
 5,300   Galileo International, Inc.            201,068
 3,600   Gateway 2000, Inc.(a)                  200,925
 8,500   HBO & Co.                              223,125
 4,300   Ingram Micro, Inc.(a)                  195,650
 3,100   Lexmark International Group,
           Inc.(a)                              216,805
 7,300   Oracle Corp.(a)                        215,806
 3,700   Sun Microsystems, Inc.(a)              215,525
 3,600   Tellabs, Inc.(a)                       198,000
 7,800   Unisys Corp.(a)                        207,675
                                            -----------
                                              2,909,267
                                            -----------
         TELECOMMUNICATIONS - 3.4%
 3,100   AT&T Corp.                             192,975
 4,100   Century Telephone Enterprises,
           Inc.                                 232,931
                                            -----------
                                                425,906
                                            -----------
         TRANSPORTATION - 1.7%
 4,700   Gulfstream Aerospace Corp.(a)          207,975
                                            -----------
         UTILITIES - 3.3%
 3,600   Columbia Energy Group                  208,350
 5,300   Peco Energy Co.                        205,043
                                            -----------
                                                413,393
                                            -----------
         Total Common Stock
           (cost $11,874,447)                12,524,400
         SHORT-TERM INVESTMENTS - 0.1%
17,849   Chase Institutional Trust Money
           Market Fund (cost $17,849)            17,849
                                            -----------
         Total Investments - 100.0%
           (cost $11,892,296)                12,542,249
         Other Assets Less
           Liabilities - 0.0%                    (1,888)
                                            -----------
         Total Net Assets - 100.0%          $12,540,361
                                            -----------
                                            -----------

------------------
(a) Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

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STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1998

ASSETS:
         Investments (Note 2):
            Investments at cost                                               $11,892,296
            Net unrealized appreciation                                           649,953
                                                                              -----------

                              Total Investments at value                       12,542,249

         Cash                                                                         158
         Receivable for interest and dividends                                      2,123
         Other receivables                                                         34,002
                                                                              -----------

                              Total Assets                                     12,578,532
                                                                              -----------
LIABILITIES:
         Payable to subadministrator (Note 3)                                         971
         Accrued expenses and other liabilities                                    37,200
                                                                              -----------

                              Total Liabilities                                    38,171
                                                                              -----------

                              Net Assets                                      $12,540,361
                                                                              -----------
                                                                              -----------
COMPONENTS OF NET ASSETS:
         Paid-in capital                                                      $ 7,081,730
         Accumulated net realized gain                                          4,808,678
         Net unrealized appreciation on investments                               649,953
                                                                              -----------

                              Net Assets                                      $12,540,361
                                                                              -----------
                                                                              -----------
SHARES OF BENEFICIAL INTEREST                                                   1,609,502

NET ASSET VALUE, OFFERING, AND REDEMPTION PRICE PER SHARE                     $      7.79

    The accompanying notes are an integral part of the financial statements.

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STATEMENT OF OPERATIONS

                                                                                          For the Year
                                                                                             Ended
                                                                                        October 31, 1998
                                                                                        ----------------
INVESTMENT INCOME:
         Dividend income                                                                   $  102,862
         Interest income                                                                        3,807
                                                                                           ----------
                              Total Investment Income                                         106,669
                                                                                           ----------
EXPENSES:
         Investment advisory (Note 3)                                                         101,134
         Subadministration (Note 3)                                                            13,485
         Transfer agency (Note 3)                                                              32,270
         Custodian                                                                              2,118
         Accounting (Note 3)                                                                   36,000
         Legal                                                                                  4,082
         Audit                                                                                 24,481
         Registration                                                                          12,258
         Printing                                                                              17,017
         Trustees                                                                                 721
         Miscellaneous                                                                          6,017
                                                                                           ----------
                              Total Expenses                                                  249,583
         Fees waived (Note 5)                                                                 (46,931)
                                                                                           ----------
                              Net Expenses                                                    202,652
                                                                                           ----------
NET INVESTMENT INCOME (LOSS)                                                                  (95,983)
                                                                                           ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
         Net realized gain on investments                                                   4,826,342
         Net change in unrealized appreciation (depreciation) on investments               (3,505,555)
                                                                                           ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                                             1,320,787
                                                                                           ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                       $1,224,804
                                                                                           ----------
                                                                                           ----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

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STATEMENTS OF CHANGES IN NET ASSETS

                                                                                   For the Year Ended October 31,
                                                                                ------------------------------------
                                                                                      1998                1997
                                                                                ----------------    ----------------
NET ASSETS, BEGINNING OF PERIOD                                                   $ 13,861,150        $ 17,186,636
                                                                                  ------------        ------------
OPERATIONS:
         Net investment income (loss)                                                  (95,983)            (14,917)
         Net realized gain on investments                                            4,826,342           3,881,030
         Net change in unrealized appreciation (depreciation) on investments        (3,505,555)            164,449
                                                                                  ------------        ------------
         Net increase in net assets resulting from operations                        1,224,804           4,030,562
                                                                                  ------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
         Net investment income                                                              --             (41,186)
         Net realized gain on investments                                           (3,866,690)         (3,648,561)
                                                                                  ------------        ------------
         Total distributions to shareholders                                        (3,866,690)         (3,689,747)
                                                                                  ------------        ------------
CAPITAL SHARE TRANSACTIONS:
         Sale of shares                                                                261,603             187,894
         Reinvestment of distributions                                               2,861,046           2,684,379
         Redemption of shares                                                       (1,801,552)         (6,538,574)
                                                                                  ------------        ------------
         Net increase (decrease) from capital share transactions                     1,321,097          (3,666,301)
                                                                                  ------------        ------------
         Net increase (decrease) in net assets                                      (1,320,789)         (3,325,486)
                                                                                  ------------        ------------
NET ASSETS, END OF PERIOD (INCLUDING LINE A)                                      $ 12,540,361        $ 13,861,150
                                                                                  ------------        ------------
                                                                                  ------------        ------------
         (A) Undistributed net investment income (loss)                           $         --        $         --
                                                                                  ------------        ------------
                                                                                  ------------        ------------
SHARE TRANSACTIONS:
         Sale of shares                                                                 31,106              20,314
         Reinvestment of distributions of shares                                       386,628             324,592
         Redemption of shares                                                         (220,413)           (693,796)
                                                                                  ------------        ------------
         Net increase (decrease) in shares                                             197,321            (348,890)
                                                                                  ------------        ------------
                                                                                  ------------        ------------

    The accompanying notes are an integral part of the financial statements.

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FINANCIAL HIGHLIGHTS

     Selected per share data and ratios for a share outstanding throughout each period:

                                                                 For the Year Ended October 31,
                                                    --------------------------------------------------------
                                                      1998        1997        1996        1995        1994
------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $   9.82     $  9.76     $  9.41     $  8.52     $ 11.28
                                                    --------     -------     -------     -------     -------
Investment Operations
  Net Investment Income (Loss)                        (0.06)      (0.01)        0.04        0.07        0.04
  Net Realized and Unrealized Gain (Loss) on
     Investments                                        0.78        2.20        1.62        1.33      (0.27)
                                                    --------     -------     -------     -------     -------
Total from Investment Operations                        0.72        2.19        1.66        1.40      (0.23)
                                                    --------     -------     -------     -------     -------
Distributions From
  Net Investment Income                                   --      (0.02)      (0.07)      (0.05)      (0.01)
  Net Realized Gain on Investments                    (2.75)      (2.11)      (1.24)      (0.46)      (2.52)
                                                    --------     -------     -------     -------     -------
Total Distributions                                   (2.75)      (2.13)      (1.31)      (0.51)      (2.53)
                                                    --------     -------     -------     -------     -------
Net Asset Value, End of Period                      $   7.79     $  9.82     $  9.76     $  9.41     $  8.52
                                                    --------     -------     -------     -------     -------
                                                    --------     -------     -------     -------     -------
Total Return (a)                                       8.87%      26.49%      19.45%      17.68%     (2.01)%
Ratio/Supplementary Data:
Net Assets at End of Period (in thousands)          $ 12,540     $13,861     $17,187     $19,688     $18,483
Ratios to Average Net Assets:
  Expenses including waiver of fees                    1.50%       1.50%       1.40%       1.40%       1.31%
  Expenses excluding waiver of fees                    1.85%       1.68%       1.43%         N/A         N/A
  Net investment income (loss) including waiver
     of fees                                         (0.71)%     (0.09)%       0.43%       0.78%       0.41%
Portfolio Turnover Rate                                 209%         44%         57%         57%         27%

------------------
(a) Total returns would have been lower had certain expenses not been reduced during the periods shown (see Note 5).

    The accompanying notes are an integral part of the financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION

         Schroder Capital Funds (Delaware) (the "Trust") was organized as a Maryland corporation on July 30, 1969; reorganized as a series company on February 29, 1988, as Schroder Capital Funds, Inc.; and reorganized on January 9, 1996, as a Delaware business trust. The Trust, which is registered as an open-end, management investment company under the Investment Company Act of 1940 (the "Act"), currently has ten investment portfolios. Included in this report is the Schroder U.S. Diversified Growth Fund (the "Fund"), a diversified portfolio that commenced operations on October 31, 1970. On September 14, 1998, the Fund was renamed Schroder U.S. Diversified Growth Fund. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's Investor Shares and Advisor Shares of beneficial interest without par value. As of October 31, 1998, only Investor Shares had been issued.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

         These financial statements are prepared in accordance with generally accepted accounting principles, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates.

         The following represent significant accounting policies of the Fund:

   INVESTMENT VALUATION

         Portfolio securities listed on recognized stock exchanges are valued at the last reported sale price on the exchange on which the securities are principally traded. Listed securities traded on recognized stock exchanges where last sale prices are not available are valued at the last sale price on the preceding trading day or at the mean of the closing bid and ask ("mid-market price"). Securities traded in over-the-counter markets, or listed securities for which no trade is reported on the valuation date, are valued at the most recent reported mid-market price. Short-term investments, having a maturity of 60 days or less, generally are valued at amortized cost, which approximates market value. Prices used for valuations may be provided by independent pricing services. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using methods approved by the Trust's Board of Trustees. As of October 31, 1998, the Fund did not hold a position in fair valued securities.

   SECURITY TRANSACTIONS AND INVESTMENT INCOME

         Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned. Identified cost of investments sold is used to determine gain and loss for both financial statement and federal income tax purposes.

   DISTRIBUTIONS TO SHAREHOLDERS

         Net investment income and net capital gain, if any, are distributed to shareholders at least annually and are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from generally accepted accounting practices. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

--------------------------------------------------------------------------------

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Schroder U.S. Diversified Growth Fund
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   FEDERAL TAXES

         The Fund intends to qualify, and continue to qualify, each year as a regulated investment company and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gain and certain other amounts, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required.

   EXPENSE ALLOCATION

         The Trust accounts separately for the assets and liabilities and operation of each of its funds. Direct expenses are charged to the fund that incurred them. Expenses that are attributable to more than one fund are allocated among the respective funds in proportion to each fund's average net assets.

NOTE 3. INVESTMENT ADVISORY AND OTHER SERVICES WITH AFFILIATES

   INVESTMENT ADVISER

         The investment adviser to the Fund is Schroder Capital Management International Inc. ("SCMI"). Pursuant to an Investment Advisory Agreement, SCMI is entitled to receive an annual fee, payable monthly, of 0.75% of the first $100 million of the Fund's average daily net assets and 0.50% of the Fund's average daily net assets in excess of $100 million.

   SUBADMINISTRATOR

         The Trust has entered into a Subadministration Agreement with Forum Administrative Services, LLC ("FAdS"). Under the Subadministration Agreement, FAdS is entitled to receive compensation at an annual rate, payable monthly, of 0.10% of the average daily net assets of the Fund.

   TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

         The transfer agent and dividend disbursing agent for the Fund is Forum Shareholder Services, LLC ("FSS"). FSS is paid a transfer agent fee in the amount of $12,000 per year, plus certain other fees and expenses.

   OTHER SERVICE PROVIDERS

         Forum Accounting Services, LLC ("FAcS") is the Fund's fund accountant. For its services to the Fund, FAcS is entitled to receive from the Trust a fee of $36,000 per year, plus certain additional charges.

NOTE 4. PURCHASES AND SALES OF SECURITIES

         The cost of securities purchased and the proceeds from sales of securities (excluding short-term investments) for the year ended October 31, 1998, aggregated $27,854,546 and $30,263,417, respectively.

         For federal income tax purposes, the tax basis of investment securities owned as of October 31, 1998, was $11,892,296, and the net unrealized appreciation of investment securities was $649,953. The aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost was $858,203, and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value was $208,250.

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                                       12

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Schroder U.S. Diversified Growth Fund
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

NOTE 5. WAIVER OF FEES

         SCMI voluntarily has undertaken to waive a portion of its fees in order to limit fees paid for the Fund's investment advisory services to 0.65% of its average daily net assets. This fee waiver cannot be withdrawn except by a majority vote of the Trustees of the Trust who are not affiliated persons (as defined in the Act) of the Trust. SCMI voluntarily waived a portion of its fee so that the Fund's total expenses would not exceed an annual rate of 1.50% of the Fund's average daily net assets. FAdS, FSS and FAcS may waive voluntarily all or a portion of their fees, from time to time. For the year ended October 31, 1998, SCMI waived fees of $40,931 and FSS waived fees of $6,000.

------------------------

SUPPLEMENTAL INFORMATION (UNAUDITED)

DISTRIBUTIONS

         During the fiscal year ended October 31, 1998, the Fund distributed $3,572,074 in long term capital gain to shareholders.

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                                       13

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Schroder U.S. Diversified Growth Fund
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Schroder Capital Funds (Delaware) and Shareholders of Schroder U.S. Diversified Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Schroder U.S. Diversified Growth Fund (formerly Schroder U.S. Equity Fund) (a separately managed portfolio of Schroder Capital Funds (Delaware)) at October 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

                                         PricewaterhouseCoopers LLP

Boston, Massachusetts
December 22, 1998

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

TRUSTEES

David N. Dinkins
Peter E. Guernsey
Sharon L. Haugh
John I. Howell
Peter S. Knight
William L. Means
Clarence F. Michalis
Hermann C. Schwab
Mark J. Smith

INVESTMENT ADVISER

Schroder Capital Management International Inc.
787 Seventh Avenue, 34th Floor
New York, New York 10019

ADMINISTRATOR & DISTRIBUTOR

Schroder Fund Advisors Inc.
787 Seventh Avenue, 34th Floor
New York, New York 10019

CUSTODIAN

Norwest Bank
Sixth Street and Marquette
Minneapolis, Minnesota 55479

TRANSFER AND DIVIDEND
DISBURSING AGENT

Forum Shareholder Services, LLC
Two Portland Square
Portland, Maine 04101

COUNSEL

Ropes & Gray
One International Place
Boston, Massachusetts 02110

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
One Post Office Square
Boston, Massachusetts 02109

This report is for the information of the shareholders of the Schroder U.S. Diversified Growth Fund. Its use in connection with any offering of the Fund's shares is authorized only in case of a concurrent or prior delivery of the Fund's current prospectus.


        [SCHRODERS LOGO]

        Schroder
        U.S.
        Diversified
        Growth
        Fund

        (formerly Schroder
         U.S. Equity Fund)




        ANNUAL REPORT

        October 31, 1998





        Schroder Capital Funds (Delaware)